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                                    GMO TRUST

             SUPPLEMENT TO GMO TRUST PROSPECTUS DATED JUNE 30, 2002


GMO INTERNATIONAL SMALL COMPANIES FUND

On page 34, the third sentence in the first paragraph under the caption "PRINCIPAL INVESTMENT STRATEGIES" is deleted, and the following sentence is added:

 "The Manager defines "small companies" to include those companies in the MSCI database whose market capitalizations fall within the smallest 25% of total database capitalization within their country."







Supplement date:  August 19, 2002